Net Loss Per Share	6 Months Ended
Jun. 30, 2022
Earnings Per Share [Abstract]
Net Loss Per Share
12. Net Loss Per Share
The following outstanding potentially dilutive common stock equivalents have been excluded from the calculation of diluted net loss per share for the periods presented due to their anti-dilutive effect:

	As of June 30,
	2021	2022
Series A-1 convertible preferred stock	39,196,116	39,196,116
Series A-2 convertible preferred stock	12,625,343	12,625,343
Series B convertible preferred stock	14,218,546	14,218,546
Series C convertible preferred stock	79,090,623	79,090,623
Stock options	34,790,307	33,755,492
Common stock warrants	102,998	102,998
Series A-2 preferred stock warrant	27,419	27,419

Total common stock reserved for issuance	180,051,352	179,016,537